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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):        March 20, 2001
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                      BANC ONE AUTO GRANTOR TRUST 1997-B
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                   (Issuer with respect to the Certificates)


                         BANK ONE, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)


                                 United States
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        (State or other jurisdiction of incorporation or organization)


            333-38681                                    36-0899825
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     (Commission File Number)              (IRS Employer Identification Number)



1 Bank One Plaza, Chicago, Illinois                                     60670
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(Address of principal executive offices)                              (Zip Code)


                (312) 732-4000
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Registrant's telephone number, including area code
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Item 5.  Other Events

         On March 20 2001, the Banc One Auto Grantor Trust 1997-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.29% Asset Backed Certificates and Class B 6.46% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

         This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from February 20, 2001 through March 19, 2001 and for the Collection Period from February 1, 2001 through February 28, 2001.

Item 7.  Exhibits

         See page 4 for Exhibit Index.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BANC ONE AUTO GRANTOR TRUST 1997-B

                         By: Bank One, National Association, as Servicer
                               on behalf of the Trust


                         By:    /s/ Tracie H. Klein
                                ----------------------------
                         Name:  Tracie H. Klein
                         Title: Vice President


Date: March 21, 2001
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EXHIBIT INDEX


Exhibit   Description                                    Page
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99.1      Servicer's Certificate                         5

99.2      Monthly Statement                              6-13